SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated GNMA Trust. The report covers the six-month period from February 1, 2000 through July 31, 2000, and includes the fund's investment review, portfolio holdings, and financial statements.

In pursuit of monthly income, the fund's portfolio invests primarily in a portfolio of Government National Mortgage Association (GNMA) securities. Dividends paid by the fund during the six-month reporting period totaled $0.3601 per share for Institutional Shares and $0.3521 per share for Institutional Service Shares. The net asset value for both share classes increased by $0.22 to end the reporting period at $10.83. Total returns for Institutional Shares and Institutional Service Shares were 5.54% and 5.45%, respectively. The fund's net assets totaled $825.7 million on the last day of the reporting period.

Thank you for selecting Federated GNMA Trust as a prudent, professionally managed way to pursue investment income. Your questions and comments are always welcome.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
September 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated GNMA Trust invests in securities backed by the full faith and credit of the U.S. government. (Fund shares are not guaranteed by the U.S. government or any government agency.) While the fund invests primarily in mortgage securities issued or guaranteed by the Government National Mortgage Association (GNMA), the fund may also invest in U.S. Treasury securities.

The semi-annual reporting period ended July 31, 2000 highlighted the domestic economy's outstanding growth. Growth remained strong, albeit at a slower rate in latter stages of the reporting period, while productivity surged and inflationary pressures remained muted. The ever-vigilant Federal Reserve Board (the "Fed") raised rates 1% with three moves during the reporting period to address concerns that increasing demand could outstrip supply, leading to higher inflation.

At period outset, Treasury yields declined due to January's Treasury department debt buyback announcement and a reduced issuance schedule. While expectations of scarce supply fueled an early period rally, robust economic data and moves by the Fed to tighten monetary policy caused investors to reverse course, pushing yields to intra-period highs in May. Ten-year yields, for example, peaked at 6.91% in mid-May 2000, an increase of nearly 0.70% from the April 2000 low.

As consumer demand indicated signs of slower growth, yields decreased significantly in the latter half of the reporting period. Two- and ten-year Treasury securities yielded 6.28% and 6.04% at period end, decreases of 0.30% and 0.63%, respectively. Despite historically rapid economic growth, productivity gains acted to offset wage gains, holding down inflation.

For the six-month reporting period ended June 2000, productivity increased 5.3%, the highest annual gain since 1983. Rising productivity offset wage increases during the reporting period, resulting in lower unit labor costs. Such productivity gains imply a higher rate of non-inflationary economic growth.

Signs of decelerating consumer demand aided the rally as well. New home and auto sales slowed in the wake of higher energy costs and volatile equity markets. Payroll growth shifted downward as well, with second quarter 2000 job growth well below first quarter pace. The unemployment rate remained at a steady 4%.

GNMA mortgage-backed security (MBS) benefited from declining Treasury supply as well as political developments involving government-sponsored enterprises (GSE). As reduced issuance and buybacks served to reduce Treasury supply, GNMA MBS benefited from "spillover" demand for full faith and credit securities.

Activities of Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) came under fire as government officials debated the size and scope of GSE operations and potential financial risks as the quasi-government agencies are considered "too big to fail." While no legislation was enacted, GNMA MBS benefited from the uncertainty because, unlike FNMA/FHLMC, the U.S. government guarantees GNMA MBS payments of principal and interest.

The GNMA MBS market performed well due to the demand for high quality securities, beneficial supply/demand dynamics and low prepayment risk. While Treasury investments were the top performers over the reporting period, GNMA MBS performed well versus other spread sectors (corporates, Automated Bond System and conventional MBS).

The fund remained fully invested in GNMA MBS throughout the reporting period, reflecting our positive sector view. The fund's net total return for Institutional Shares and Institutional Service Shares was 5.54%1 and 5.45%,1 respectively, compared to 5.62%2 for the unmanaged Lehman Brothers GNMA Index2 and 5.34% for the average Lipper GNMA fund.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than there original cost.

2 The Lehman Brothers GNMA Index is a total comprehensive GNMA Index composed of 30-year GNMA pass-throughs, 15-year GNMA pass-throughs and GNMA GPMS. The index is unmanaged and investments cannot be made in an index.

Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated.

Volatility Rating

The fund has received a "volatility rating" of S2 from Standard & Poor's Ratings Services (S&P), which is current as of July 20, 2000. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S2 rating to bond funds that possess "low to moderate sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates the second lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S2-rated funds should be less than or equal to that of a portfolio composed of U.S. government securities maturing within three to seven years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

Portfolio of Investments

JULY 31, 2000 (UNAUDITED)

Principal Amount		Value
	LONG-TERM GOVERNMENT OBLIGATIONS--98.7%
	Government National Mortgage Association--98.7%[1]
$31,253,576	6.000%, 11/15/2023 - 1/15/2029	$28,871,470
224,733,915	6.500%, 10/15/2023 - 5/15/2029	213,813,441
250,324,198	7.000%, 6/15/2027 - 1/15/2030	243,083,095
179,902,877	7.500%, 12/15/2023 - 1/15/2030	178,248,044
132,311,849	8.000%, 11/15/2027 - 6/15/2030	133,051,226
17,740,826	8.500%, 10/15/2029 - 4/15/2030	18,106,642

	TOTAL LONG-TERM GOVERNMENT OBLIGATIONS (IDENTIFIED COST $836,917,016)	815,173,918

	REPURCHASE AGREEMENT --1.3%[2]
10,370,000	First Union Capital Markets, 6.630%, dated 7/31/2000, due 8/1/2000 (at amortized cost)	10,370,000

	TOTAL INVESTMENTS (IDENTIFIED COST $847,287,016)[3]	$825,543,918

1 Because of monthly principal payments, the average lives of the Government National Mortgage Association Modified Pass-Through securities, (based upon Federal Housing Authority/Veterans Administration historical experience) are less than the stated maturities.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in joint accounts with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $847,287,016. The net unrealized depreciation of investments on a federal tax basis amounts to $21,743,098 which is comprised of $967,287 appreciation and $22,710,385 depreciation at July 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($825,748,139) at July 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JULY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $847,287,016)		$825,543,918
Cash		2,149
Income receivable		4,967,847
Receivable for shares sold		2,496

TOTAL ASSETS		830,516,410

Liabilities:
Payable for shares redeemed	$43,139
Income distribution payable	4,567,347
Accrued expenses	157,785

TOTAL LIABILITIES		4,768,271

Net assets for 76,264,456 shares outstanding		$825,748,139

Net Assets Consist of:
Paid-in capital		$954,695,775
Net unrealized depreciation of investments		(21,743,098)
Accumulated net realized loss on investments		(107,437,600)
Undistributed net investment income		233,062

TOTAL NET ASSETS		$825,748,139

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$771,585,451 ÷ 71,262,060 shares outstanding		$10.83

Institutional Service Shares:
$54,162,688 ÷ 5,002,396 shares outstanding		$10.83

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

Investment Income:
Interest (net of dollar roll expense of $2,504,401)			$31,730,361

Expenses:
Investment adviser fee		$1,712,213
Administrative personnel and services fee		322,324
Custodian fees		36,810
Transfer and dividend disbursing agent fees and expenses		127,423
Directors'/Trustees' fees		9,627
Auditing fees		8,774
Legal fees		2,568
Portfolio accounting fees		76,373
Distribution services fee--Institutional Service Shares		69,271
Shareholder services fee--Institutional Shares		1,000,862
Shareholder services fee--Institutional Service Shares		69,271
Share registration costs		16,266
Printing and postage		19,687
Insurance premiums		1,284
Miscellaneous		10,678

TOTAL EXPENSES		3,483,431

Waivers:
Waiver of distribution services fee--Institutional Service Shares	$(67,332)
Waiver of shareholder services fee--Institutional Shares	(640,551)
Waiver of shareholder services fee--Institutional Service Shares	(1,940)

TOTAL WAIVERS		(709,823)

Net expenses			2,773,608

Net investment income			28,956,753

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,985,659)
Net change in unrealized depreciation of investments			19,593,682

Net realized and unrealized gain on investments			17,608,023

Change in net assets resulting from operations			$46,564,776

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) July 31, 2000	Year Ended January 31, 2000
Increase (Decrease) in Net Asset
Operations:
Net investment income	$28,956,753	$61,559,474
Net realized gain (loss) on investments ($(1,985,659) and $1,209,952 respectively, as computed for federal tax purposes)	(1,985,659)	(6,709,527)
Net change in unrealized appreciation (depreciation) of investments	19,593,682	(62,459,698)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	46,564,776	(7,609,751)

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(26,984,617)	(57,498,764)
Institutional Service Shares	(1,823,106)	(4,047,764)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,807,723)	(61,546,528)

Share Transactions:
Proceeds from sale of shares	64,418,389	234,666,304
Net asset value of shares issued to shareholders in payment of distributions declared	8,076,975	19,273,983
Cost of shares redeemed	(153,661,006)	(351,116,281)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(81,165,642)	(97,175,994)

Change in net assets	(63,408,589)	(166,332,273)

Net Assets:
Beginning of period	889,156,728	1,055,489,001

End of period (including undistributed net investment income of $233,062 and $84,032, respectively)	$825,748,139	$889,156,728

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.61	$11.38	$11.38	$11.13	$11.34	$10.61
Income From Investment Operations:
Net investment income	0.36	0.69	0.70	0.73	0.74	0.78
Net realized and unrealized gain (loss) on investments	0.22	(0.77)	--	0.25	(0.21)	0.73

TOTAL FROM INVESTMENT OPERATIONS	0.58	(0.08)	0.70	0.98	0.53	1.51

Less Distributions:
Distributions from net investment income	(0.36)	(0.69)	(0.70)	(0.73)	(0.74)	(0.77)
Distributions in excess of net investment income[1]	--	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(0.36)	(0.69)	(0.70)	(0.73)	(0.74)	(0.78)

Net Asset Value, End of Period	$10.83	$10.61	$11.38	$11.38	$11.13	$11.34

Total Return[2]	5.54%	(0.73%)	6.30%	9.17%	4.97%	14.61%

Ratios to Average Net Assets:

Expenses	0.64%[3]	0.63%	0.61%	0.60%	0.60%	0.60%

Net investment income	6.78%[3]	6.26%	6.13%	6.57%	6.74%	7.02%

Expense waiver/reimbursement[4]	0.16%[3]	0.16%	0.16%	0.18%	0.20%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$771,585	$830,719	$991,334	$1,087,227	$1,199,733	$1,352,894

Portfolio turnover	15%	90%	104%	74%	63%	43%

1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.61	$11.38	$11.38	$11.13	$11.34	$10.61
Income From Investment Operations:
Net investment income	0.36	0.67	0.68	0.72	0.74	0.78
Net realized and unrealized gain (loss) on investments	0.21	(0.77)	--	0.24	(0.23)	0.71

TOTAL FROM INVESTMENT OPERATIONS	0.57	(0.10)	0.68	0.96	0.51	1.49

Less Distributions:
Distributions from net investment income	(0.35)	(0.67)	(0.68)	(0.71)	(0.72)	(0.76)

Net Asset Value, End of Period	$10.83	$10.61	$11.38	$11.38	$11.13	$11.34

Total Return[1]	5.45%	(0.89%)	6.11%	8.95%	4.76%	14.39%

Ratios to Average Net Assets:

Expenses	0.80%[2]	0.79%	0.77%	0.78%	0.80%	0.80%

Net investment income	6.61%[2]	6.10%	5.97%	6.39%	6.54%	6.82%

Expense waiver/reimbursement[3]	0.25%[2]	0.25%	0.25%	0.25%	0.25%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$54,163	$58,438	$64,155	$61,866	$73,857	$123,614

Portfolio turnover	15%	90%	104%	74%	63%	43%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JULY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated GNMA Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The Fund's objective is current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

At January 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $97,532,462, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2001	$ 3,972,484

2003	71,738,355

2004	21,821,623

Additionally, net capital losses of $7,916,479 attributed to security transactions after October 31, 1999, are treated as arising on February 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by GNMA, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,638,079	$60,494,245	19,316,782	$213,336,197
Shares issued to shareholders in payment of distributions declared	658,930	7,087,085	1,535,596	16,849,298
Shares redeemed	(13,324,895)	(143,327,023)	(29,637,287)	(326,326,784)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(7,027,886)	$(75,745,693)	(8,784,909)	$(96,141,289)

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	365,436	$3,924,144	1,922,682	$21,330,107
Shares issued to shareholders in payment of distributions declared	92,045	989,890	221,148	2,424,685
Shares redeemed	(962,445)	(10,333,983)	(2,271,488)	(24,789,497)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(504,964)	$(5,419,949)	(127,658)	$(1,034,705)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,532,850)	$(81,165,642)	(8,912,567)	$(97,175,994)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended July 31, 2000, were as follows:

Purchases	$124,436,750

Sales	$208,128,931

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

TODD A. ABRAHAM

Vice President

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated GNMA Trust

SEMI-ANNUAL REPORT TO SHAREHOLDERS

JULY 31, 2000

Federated
Federated GNMA Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314184102
Cusip 314184201

8083002 (9/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.